UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2024

Dayforce, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38467	46-3231686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, MN		55425
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 853-8100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dayforce, Inc. 2024 Management Incentive Plan

On February 29, 2024, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Dayforce, Inc. (the “Company”) approved the Dayforce, Inc. 2024 Management Incentive Plan (the “2024 MIP”). The 2024 MIP covers the incentive period of January 1, 2024, through December 31, 2024. The 2024 MIP is designed to drive Company results related to key financial metrics and to provide incentive compensation to active eligible employees who play a key role in the Company accomplishing its objectives. All NEOs, as defined below, and Jeremy R. Johnson, the Company’s Executive Vice President, Chief Financial Officer, will participate in the 2024 MIP.

Receipt of performance based, incentive compensation under the 2024 MIP is based on the Company’s achievement of the following financial goals: (i) the cloud recurring revenue financial goal (the “Cloud Recurring Revenue Goal”); (ii) the adjusted EBITDA financial goal (the “Adjusted EBITDA Goal”); and (iii) the sales per employee per month (“PEPM”) annual contract value (“ACV”) financial goal (the “Sales PEPM ACV Goal”) for fiscal year 2024 (collectively, the “Performance Goals”). Both the Cloud Recurring Revenue Goal and the Adjusted EBITDA Goal are calculated based on the Company’s operating results on a constant currency basis and exclude float revenue. The Sales PEPM ACV Goal is calculated based on the sales of the Company’s products on a constant currency basis that contribute to its Cloud recurring revenue.

A participant’s individual incentive target in the 2024 MIP is based on a percentage of the participant’s annual base salary (“Individual MIP Target”). Under the 2024 MIP, the Individual MIP Target for a participant will be split where 50% of the Individual MIP Target will be in the form of cash and 50% of the Individual MIP Target will be in the form of a performance stock unit (“PSU”) award granted on March 1, 2024 (the “Grant Date”) under the Dayforce, Inc. 2018 Equity Incentive Plan, as amended (the “2018 EIP”), and pursuant to the terms of the 2018 EIP and the PSU award agreement (the “PSU Award Agreement”).

Any cash payment and the vesting conditions for the PSU award will be determined based on the Company’s performance against the achievement of the Performance Goals. Participants can receive a payout between 0% for not meeting the threshold of any of the Performance Goals, up to a maximum total payout of 167% for achieving the maximum level of all of the Performance Goals. Upon vesting of a PSU award, a participant will receive shares of common stock of the Company (“Common Stock”).

Pursuant to the 2024 MIP, the Company’s named executive officers listed in the Company’s proxy statement, dated March 16, 2023, for the Company’s 2023 annual stockholders meeting who are participating in the 2024 MIP (the “NEOs”) and Mr. Johnson have been granted PSUs under the 2018 EIP on the Grant Date with the following values and pursuant to the terms of the 2018 EIP and the PSU Award Agreement: (i) David D. Ossip, the Company’s Chair and Chief Executive Officer, $440,000; (ii) Christopher R. Armstrong, the Company’s Executive Vice President, Chief Operating Officer, $288,200; (iii) Stephen H. Holdridge, the Company’s President, Customer and Revenue Operations, $286,000; (iv) Mr. Johnson $198,000; and (v) Joseph B. Korngiebel, the Company’s Executive Vice President, Chief Product & Technology Officer, $214,500. The number of units underlying the PSUs will be determined based upon the dollar value for such individual noted above divided by the closing price of a share of Common Stock on the New York Stock Exchange (“NYSE”) on the Grant Date rounded up to the next whole unit.

The preceding summary of the 2024 MIP is qualified in its entirety by reference to the full text of such plan, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Grant of Equity Awards to Certain Members of Management

On February 29, 2024, the Committee approved the grant of equity awards to management and key employees under the 2018 EIP, including the following value of restricted stock units (“RSUs”) and PSUs to be granted to the NEOs and Mr. Johnson: (i) Mr. Ossip, $7.0 million RSUs, $7.0 million PSUs based on the achievement of Company financial metrics (“LTI fPSUs”), $2.0 million PSUs based on relative peer group performance (“LTI mPSUs”), and $380,000 PSUs based on the achievement of 2024 organizational efficiency targets (“STI fPSUs”); (ii) Mr. Armstrong, $2.5 million RSUs, $2.5 million LTI fPSUs, $250,000 LTI mPSUs, and $750,000 STI fPSUs; (iii) Mr. Holdridge, $2.5

million RSUs, $2.5 million LTI fPSUs, $250,000 LTI mPSUs, and $750,000 STI fPSUs; (iv) Mr. Johnson, $1.5 million RSUs, $1.5 million LTI fPSUs, $150,000 LTI mPSUs, and $750,000 STI fPSUs; and (v) Mr. Korngiebel, $2.5 million RSUs, $2.5 million LTI fPSUs, $250,000 LTI mPSUs, and $750,000 STI fPSUs. The number of units underlying the PSU awards and RSU awards to be granted under the 2018 EIP pursuant to a PSU Award Agreement or RSU Award Agreement will equal the dollar value of the award for an individual divided by the closing price of a share of Common Stock on the NYSE on the Grant Date rounded down to the nearest whole unit. The RSUs will vest as to one-third of the RSU award on each of the first three anniversaries of the Grant Date.

LTI fPSU

The vesting of all of the LTI fPSU awards for the NEOs and Mr. Johnson is based on the Company’s achievement of the following financial goals, weighted equally: (i) the year over year growth in Dayforce recurring revenue financial goal (the “Dayforce Recurring Revenue Goal”); (ii) the year over year growth in adjusted operating profit goal (the “Adjusted Operating Profit Goal”); and (iii) the year over year growth in Sales PEPM ACV Goal (collectively, the “LTI fPSU Performance Goals”), with each goal measured independently to determine achievement and with intermediate vesting being linearly interpolated.

Both the Dayforce Recurring Revenue Goal and the Adjusted Operating Profit Goal are calculated based on the Company’s operating results on a constant currency basis and exclude float revenue. The Sales PEPM ACV Goal is calculated based on the sales of the Company’s products on a constant currency basis that contribute to its Cloud recurring revenue.

The first tranche of the LTI fPSUs for the NEOs and Mr. Johnson will vest upon the later of the (i) Committee or the Board certifying that the Company has achieved at least one of the LTI fPSU Performance Goals for 2024, or (ii) the one-year anniversary of the Grant Date. The second tranche of the LTI fPSUs will vest upon the later of the (i) Committee or the Board certifying that the Company has achieved at least one of the fPSU Performance Goals for 2025, with threshold, target, and maximum levels to be set in Q1 2025, or (ii) the two-year anniversary of the Grant Date. The third tranche of the LTI fPSUs will vest upon the later of the (i) Committee or the Board certifying that the Company has achieved at least one of the LTI fPSU Performance Goals for 2026, with threshold, target, and maximum levels to be set in Q1 2026, or (ii) the three-year anniversary of the Grant Date.

The Dayforce Recurring Revenue Goal has a potential threshold payout of 50% for achievement of 97.5% of target, a target payout of 100% for achievement of 100% of target, and a maximum payout of 150% for achievement of 102.5% of target. The Adjusted Cloud Operating Profit Goal has a potential threshold payout of 50% for achievement of 92.3% of target, a target payout of 100% for achievement of 100% of target, and a maximum payout of 150% for achievement of 107.7% of target. The Sales PEPM ACV Goal has a potential threshold payout of 50% for achievement of 91.3% of target, a target payout of 100% for achievement of 100% of target, and a maximum payout of 200% for achievement of 108.7% of target.

LTI mPSU

The metrics to determine vesting of the LTI mPSUs are based on total shareholder return performance (the “rTSR Performance Goal”) relative to the S&P 1500 Application Software Index (the “TSR Peer Group”). The LTI mPSUs fully vest for the NEOs and Mr. Johnson on the third anniversary of the Grant Date, contingent upon achievement of the LTI mPSU financial goals.

STI fPSU

The vesting of all of the STI fPSU awards for the NEOs and Mr. Johnson is based on the Company’s achievement of a short-term financial goal related to organizational efficiency (“STI fPSU Performance Goal”). The STI fPSU Performance Goal is calculated based on the Company’s reduction of certain identified expenses related to ongoing operating expenses and external spending. The STI fPSU awards for the NEOs and Mr. Johnson will vest upon the later of the (i) Committee or the Board certifying that the Company has achieved at least the threshold of the STI fPSU Performance Goal, or (ii) the one-year anniversary of the Grant Date.

The STI fPSU Performance Goal has a potential threshold payout of 90% for achievement of 90% of target, a target payout of 100% for achievement of 100% of target, and a maximum payout of 110% for achievement of 110% of target, with intermediate vesting being linearly interpolated.

Item 8.01 Other Events.

Forms of New Equity Award Agreements under the 2018 EIP

New PSU Award Agreements

On February 27, 2024, the Committee approved new forms of PSU Award Agreement under the 2018 EIP. Copies of the new forms of the PSU Award Agreement are attached as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference. The new forms of PSU Award Agreement will be effective for grants made on or after January 1, 2024 and reflect a change to the existing forms of PSU award agreements under the 2018 EIP to (i) add language to respond to changes to U.S. state law, (ii) reflect the Company name change to “Dayforce, Inc.” and (iii) revise country addendums to reflect changes to the Company’s foreign subsidiaries.

New RSU Award Agreements

On February 27, 2024, the Committee approved new forms of RSU award agreement (the “RSU Award Agreement”) under the 2018 EIP. Copies of the new forms of the RSU Award Agreement are attached as Exhibits 10.4, 10.5, and 10.6 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference. The new forms of RSU Award Agreement will be effective for grants made on or after January 1, 2024, and reflect changes to the existing forms of RSU award agreements under the 2018 EIP to (i) add language to respond to changes to U.S. state law, (ii) reflect the Company name change to “Dayforce, Inc.” and (iii) revise country addendums to reflect changes to the Company’s foreign subsidiaries.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Dayforce, Inc. 2024 Management Incentive Plan
10.2

Form of Performance Stock Unit Award Agreement (for awards made after January 1, 2024) (incorporated by reference to Exhibit 10.43 to the Annual Report on Form 10-K filed by the Registrant on February 28, 2024)

10.3

Form of Performance Stock Unit Award Agreement (for Canadian executive awards made after January 1, 2024) (incorporated by reference to Exhibit 10.44 to the Annual Report on Form 10-K filed by the Registrant on February 28, 2024)

10.4

Form of Restricted Stock Unit Award Agreement (for awards made after January 1, 2024) (incorporated by reference to Exhibit 10.40 to the Annual Report on Form 10-K filed by the Registrant on February 28, 2024)

10.5

Form of Restricted Stock Unit Award Agreement (for Canadian executive awards made after January 1, 2024) (incorporated by reference to Exhibit 10.41 to the Annual Report on Form 10-K filed by the Registrant on February 28, 2024)

10.6

Form of Director Restricted Stock Unit Award Agreement (for annual compensation awards made after January 1, 2024) (incorporated by reference to Exhibit 10.42 to the Annual Report on Form 10-K filed by the Registrant on February 28, 2024)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dayforce, Inc.

Date:	March 6, 2024	By:	/s/ William E. McDonald
Name: William E. McDonald
Title: Executive Vice President, General Counsel, and Corporate Secretary